UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: June 13, 2011

Date of Earliest Event Reported: June 7, 2011

Calpian, Inc.

(Exact name of registrant as specified in its charter)

Texas	000-53997	20-8592825
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street, Suite 2850, Dallas, Texas		75201
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 758-8600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 7, 2011, Calpian, Inc. (the “Company”) held its annual meeting of shareholders pursuant to notice duly given. There was no solicitation in opposition to management’s nominees as listed in its proxy statement and all such nominees were elected to the class of directors. In addition, the shareholders ratified the selection of Whitley Penn LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011, and approved the Company’s 2011 Equity Incentive Plan. The results of the voting for each of these proposals were as follows:

1.	Election of Directors:

	For	Against	Broker Non-Votes
Harold H. Montgomery	12,679,942	0	0
Craig A. Jessen	12,679,942	0	0
Laird Q. Cagan	12,679,942	0	0

2.	Proposal to Ratify the Selection of Whitley Penn LLP:

For:	12,679,942
Against:	0
Abstain:	0
Broker Non-Votes:	0

3.	Proposal to Adopt 2011 Equity Incentive Plan:

For:	12,632,960
Against:	0
Abstain:	46,982
Broker Non-Votes:	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

CALPIAN, INC.

Date: June 13, 2011	By:	/s/ Harold Montgomery
Harold Montgomery
Chief Executive Officer

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